Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT: the undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, David M. Coffey, John P. Sauerland, Susan Patricia Griffith, Suzanne K. Hanselman, Daniel P. Mascaro, John J. Harrington, Patrick S. Brennan, and Laurie F. Humphrey, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him or her and in his or her name, place and stead, in any and all capacities, as attorney-in-fact and agent, his or her signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, debt securities and/or preferred equity securities of the Company, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he or she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities indicated, as of the 12th day of February, 2018.

/s/ Jeffrey W. Basch
Jeffrey W. Basch
Vice President and Chief Accounting Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT: the undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, David M. Coffey, John P. Sauerland, Suzanne K. Hanselman, Daniel P. Mascaro, John J. Harrington, Patrick S. Brennan, and Laurie F. Humphrey, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him or her and in his or her name, place and stead, in any and all capacities, as attorney-in-fact and agent, his or her signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, debt securities and/or preferred equity securities of the Company, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he or she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities indicated, as of the 2nd day of February, 2018.

/s/ Susan Patricia Griffith
Susan Patricia Griffith
Director, President and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT: the undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, David M. Coffey, Susan Patricia Griffith, Suzanne K. Hanselman, Daniel P. Mascaro, John J. Harrington, Patrick S. Brennan, and Laurie F. Humphrey, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him or her and in his or her name, place and stead, in any and all capacities, as attorney-in-fact and agent, his or her signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, debt securities and/or preferred equity securities of the Company, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he or she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities indicated, as of the 12th day of February, 2018.

/s/ John P. Sauerland
John P. Sauerland
Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT: the undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, David M. Coffey, John P. Sauerland, Susan Patricia Griffith, Suzanne K. Hanselman, Daniel P. Mascaro, John J. Harrington, Patrick S. Brennan, and Laurie F. Humphrey, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him or her and in his or her name, place and stead, in any and all capacities, as attorney-in-fact and agent, his or her signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, debt securities and/or preferred equity securities of the Company, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he or she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities indicated, as of the 2nd day of February, 2018.

/s/ Stuart B. Burgdoerfer
Stuart B. Burgdoerfer
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT: the undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, David M. Coffey, John P. Sauerland, Susan Patricia Griffith, Suzanne K. Hanselman, Daniel P. Mascaro, John J. Harrington, Patrick S. Brennan, and Laurie F. Humphrey, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him or her and in his or her name, place and stead, in any and all capacities, as attorney-in-fact and agent, his or her signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, debt securities and/or preferred equity securities of the Company, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he or she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities indicated, as of the 2nd day of February, 2018.

/s/ Philip Bleser
Philip Bleser
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT: the undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, David M. Coffey, John P. Sauerland, Susan Patricia Griffith, Suzanne K. Hanselman, Daniel P. Mascaro, John J. Harrington, Patrick S. Brennan, and Laurie F. Humphrey, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him or her and in his or her name, place and stead, in any and all capacities, as attorney-in-fact and agent, his or her signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, debt securities and/or preferred equity securities of the Company, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he or she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities indicated, as of the 2nd day of February, 2018.

/s/ Charles A. Davis
Charles A. Davis
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT: the undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, David M. Coffey, John P. Sauerland, Susan Patricia Griffith, Suzanne K. Hanselman, Daniel P. Mascaro, John J. Harrington, Patrick S. Brennan, and Laurie F. Humphrey, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him or her and in his or her name, place and stead, in any and all capacities, as attorney-in-fact and agent, his or her signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, debt securities and/or preferred equity securities of the Company, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he or she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities indicated, as of the 2nd day of February, 2018.

/s/ Roger N. Farah
Roger N. Farah
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT: the undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, David M. Coffey, John P. Sauerland, Susan Patricia Griffith, Suzanne K. Hanselman, Daniel P. Mascaro, John J. Harrington, Patrick S. Brennan, and Laurie F. Humphrey, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him or her and in his or her name, place and stead, in any and all capacities, as attorney-in-fact and agent, his or her signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, debt securities and/or preferred equity securities of the Company, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he or she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities indicated, as of the 2nd day of February, 2018.

/s/ Lawton W. Fitt
Lawton W. Fitt
Lead Independent Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT: the undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, David M. Coffey, John P. Sauerland, Susan Patricia Griffith, Suzanne K. Hanselman, Daniel P. Mascaro, John J. Harrington, Patrick S. Brennan, and Laurie F. Humphrey, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him or her and in his or her name, place and stead, in any and all capacities, as attorney-in-fact and agent, his or her signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, debt securities and/or preferred equity securities of the Company, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he or she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities indicated, as of the 2nd day of February, 2018.

/s/ Glenn M. Renwick
Glenn M. Renwick
Director and Chairman of the Board

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT: the undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, David M. Coffey, John P. Sauerland, Susan Patricia Griffith, Suzanne K. Hanselman, Daniel P. Mascaro, John J. Harrington, Patrick S. Brennan, and Laurie F. Humphrey, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him or her and in his or her name, place and stead, in any and all capacities, as attorney-in-fact and agent, his or her signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, debt securities and/or preferred equity securities of the Company, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he or she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities indicated, as of the 2nd day of February, 2018.

/s/ Jeffrey D. Kelly
Jeffrey D. Kelly
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT: the undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, David M. Coffey, John P. Sauerland, Susan Patricia Griffith, Suzanne K. Hanselman, Daniel P. Mascaro, John J. Harrington, Patrick S. Brennan, and Laurie F. Humphrey, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him or her and in his or her name, place and stead, in any and all capacities, as attorney-in-fact and agent, his or her signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, debt securities and/or preferred equity securities of the Company, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he or she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities indicated, as of the 2nd day of February, 2018.

/s/ Patrick H. Nettles
Patrick H. Nettles
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT: the undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, David M. Coffey, John P. Sauerland, Susan Patricia Griffith, Suzanne K. Hanselman, Daniel P. Mascaro, John J. Harrington, Patrick S. Brennan, and Laurie F. Humphrey, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him or her and in his or her name, place and stead, in any and all capacities, as attorney-in-fact and agent, his or her signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, debt securities and/or preferred equity securities of the Company, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he or she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities indicated, as of the 2nd day of February, 2018.

/s/ Bradley T. Sheares
Bradley T. Sheares
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT: the undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the “Company”), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, David M. Coffey, John P. Sauerland, Susan Patricia Griffith, Suzanne K. Hanselman, Daniel P. Mascaro, John J. Harrington, Patrick S. Brennan, and Laurie F. Humphrey, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him or her and in his or her name, place and stead, in any and all capacities, as attorney-in-fact and agent, his or her signature to a Registration Statement on Form S-3 or other form in order to register under the Securities Act of 1933, as amended, debt securities and/or preferred equity securities of the Company, and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications, instruments and/or other documents pertaining thereto, giving and granting to each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he or she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned, in the capacities indicated, as of the 2nd day of February, 2018.

/s/ Barbara R. Snyder
Barbara R. Snyder
Director